Managed
      HIGH INCOME
            PORTFOLIO INC.

                               [GRAPHIC OMITTED]

                                                                       Quarterly
                                                                          Report
                                                               November 30, 1999

                                                Managed
                                                HIGH INCOME    [GRAPHIC OMITTED]
                                                      PORTFOLIO INC.

LETTER TO
SHAREHOLDERS
November 30, 1999

Dear Shareholder:

      We are pleased to provide the quarterly report for the Managed High Income Portfolio Inc. ("Fund") for the nine months ended November 30, 1999. During the past nine months, the Fund paid income dividends totaling $0.74 per share. The table below details the annualized distribution rate and the nine-month total return for the Fund based on its November 30, 1999 net asset value ("NAV") and the New York Stock Exchange ("NYSE") closing price.(1)

               Price              Annualized             Nine-Month
             Per Share       Distribution Rate(2)       Total Return
             ---------       --------------------       ------------
            $10.12 (NAV)             9.60%                   1.91%
            $8.313 (NYSE)           11.69%                 (13.94)%

      The Fund generated a total return of 1.91% based on NAV for the past nine months. The market price of the shares decreased during the reporting period largely due to concerns regarding the direction of interest rates and heavy tax loss swapping.

      We were encouraged by our results over the past quarter because our relatively more conservative credit stance contributed to the Fund's outperformance in a difficult market for bonds. (Of course, past performance is not indicative of future results.) We think our general cautiousness was warranted because of the higher volatility in the financial markets over the past

----------
(1) The NAV is calculated by taking the closing value of all securities held by the Fund plus all other assets less total liabilities and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which an investor buys or sells shares of the Fund is its market (NYSE) price as determined by supply and demand.
(2) The distribution rate assumes a current monthly income dividend rate of $0.081 per share for twelve months.

year. We believe that the high yield bond market is competitively valued at current levels and while no guarantees can be made, we feel we are in a good position to take advantage of any economic or market dislocations that may occur over the near term.

Special Shareholder Notice

      In an effort to reduce the Fund's market discount to NAV, the Board of Directors authorized a stock repurchase program. The Fund intends to purchase shares of its stock in the open market at such times, prices and amounts deemed advisable.

      As of November 30, 1999, the Fund repurchased 111,000 shares in the open market with an average price of $8.50.

      The Board of Directors believes that this share repurchase program is an opportunity to take advantage of market price fluctuations with the objective of offering long-term value to the Fund's shareholders. However, there can be no assurance that the Board of Directors will continue this program.

Market and Economic Overview

      During the period, the bond markets began to stabilize with modestly positive returns across most sectors, despite the fact that the Federal Reserve Board ("Fed") raised short-term interest rates by 25 basis points on November 16, 1999. (A basis point is equal to 1/100 of one percent or 0.01%.) This was the third interest rate increase by the Fed in 1999. On June 30, 1999, the Fed raised short-term interest rates by 25 basis points and on August 24, 1999, the Fed raised interest rates again by an additional 25 basis points to 5.25%. Given the continuing strength of the U.S. economy and several economies worldwide, we would not be surprised if the Fed raises short-term interest rates again in early 2000. However, we think that the bond market's recent decline may be over and we anticipate better bond market performance in 2000.

      Since our last report, the high yield bond market also appeared to have steadied. However, lower-quality issues were negatively affected by a rising rate of default that we cannot attribute to a deteriorating economy. We believe the rising trend in defaults has been caused by the significant amount of new issuance during the past three years resulting from a great deal of merger and acquisition activity. These high yield bond defaults are occurring primarily among less viable companies that have been unable to compete effectively in today's more challenging global economy.

Portfolio Strategy

      As mentioned in our last report, the Fund's management team has begun to implement a multi-pronged strategy of rebalancing the portfolio to better take advantage of strong economic conditions. We have therefore been slowly increasing the Fund's exposure to the basic industry sector and eliminating sectors such as health care. Also, we have modestly increased our energy exposure by investing in higher-quality energy credits. In terms of quality, we have been increasing our exposure to the B and BB rated segments of the market as judge by Standard & Poor's Rating's Service, where we have continued to find competitive yields.

Conclusion

      For the remainder of 1999 and for the beginning of 2000, we anticipate a continuation of solid economic growth with modestly higher inflation. These factors could result in a modest increase in general interest rates. We also believe that both the stock market and the high yield bond market should do better than U.S. Treasuries and the middle-quality high yield bond funds should outperform other types of high yield bonds. Moreover, we will continue to focus closely on some of the stronger companies in select commodity sectors such as paper, energy and steel. And while no guarantees can be made, we believe the Fund should generate competitive returns over the near term.

      Thank you for your continued confidence in our investment approach.

      Sincerely,


      /s/ Heath B. McLendon              /s/ John C. Bianchi, C.F.A.

      Heath B. McLendon                  John C. Bianchi, C.F.A.
      Chairman                           Vice President and Investment Officer

      December 16, 1999

--------------------------------------------------------------------------------
Take Advantage of the Fund's Dividend Reinvestment Plan!

      Did you know that fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

      As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A description of the Fund's Plan begins on page 36. Below is a short summary of how the Plan works.

      Plan Summary

      If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

      The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of the most recently determined NAV per share or 95% of the market price, whichever is greater.

      If the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Purchasing Agent will buy common stock for your account in the open market or on the New York Stock Exchange.

      If the Purchasing Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV before the purchases are completed, the Purchasing Agent will attempt to cancel any remaining orders and the Fund will issue the remaining dividend or distribution in shares at the greater of Fund's NAV per share or 95% of the then current market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

      To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1999 (unaudited)

       Face
      Amount++       Rating(a)                        Security                                Value
-------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES - 97.2%
-------------------------------------------------------------------------------------------------------
Advertising -- 0.1%
        450,000(EUR) B-         Go Outdoor Systems, Sr. Sub. Notes,
                                  10.500% due 7/15/09+ ................................... $    475,758
-------------------------------------------------------------------------------------------------------
Aerospace -- 0.3%
      1,185,000      B-         Dunlop Standard Aerospace, Sr. Notes,
                                  11.875% due 5/15/09 ....................................    1,199,813
-------------------------------------------------------------------------------------------------------
Airlines -- 1.3%
      6,375,000      BB         Airplanes Pass Through Trust, Corporate
                                  Collateralized Mortgage Obligation, Series D,
                                  10.875% due 3/15/19 ....................................    5,631,420
-------------------------------------------------------------------------------------------------------
Aluminum -- 1.0%
                                Kaiser Aluminum & Chemical Corp.:
        500,000      B1*          Series B, Sr. Notes, 10.875% due 10/15/06 ..............      506,250
        445,000      B1*          Series D, Sr. Notes, 10.875% due 10/15/06 ..............      450,563
      3,655,000      B2*          Sr. Sub. Notes, 12.750% due 2/1/03 .....................    3,627,589
-------------------------------------------------------------------------------------------------------
                                                                                              4,584,402
-------------------------------------------------------------------------------------------------------
Apparel -- 0.1%
        550,000      B-         Tropical Sportswear International, Sr. Sub. Notes,
                                  11.000% due 6/15/08 ....................................      508,750
-------------------------------------------------------------------------------------------------------
Auto Parts -- 1.9%
      2,540,000      B          Collins & Aikman Corp., Sr. Sub. Notes,
                                  11.500% due 4/15/06 ....................................    2,425,701
      1,485,000      B          Dura Operating Corp., Sr. Sub. Notes,
                                  9.000% due 5/1/09 ......................................    1,381,050
                                Hayes Lemmerz International Inc., Sr. Sub. Notes:
        685,000      B            11.000% due 7/15/06 ....................................      717,539
        705,000      B            8.250% due 12/15/08 ....................................      645,075
      1,230,000      B3*        Key Plastics Holdings, Inc., Series B, Sr. Sub.
                                  Notes, 10.250% due 3/15/07 .............................      873,300
      2,415,000      B+         Tenneco Inc., 11.625% due 10/15/09+ ......................    2,415,000
-------------------------------------------------------------------------------------------------------
                                                                                              8,457,665
-------------------------------------------------------------------------------------------------------
Automotive Aftermarket -- 0.6%
      2,930,000      B1*        Exide Corp., Sr. Notes, 10.000% due 4/15/05 ..............    2,805,475
-------------------------------------------------------------------------------------------------------


                        See Notes to Financial Statements.                     5

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1999 (unaudited) (continued)

       Face
      Amount++       Rating(a)                        Security                                Value
-------------------------------------------------------------------------------------------------------
Broadcasting -- 0.1%
        525,000      B          Capstar Broadcasting, Sr. Discount Notes,
                                  step bond to yield 12.750% due 2/1/09 .................. $    458,063
-------------------------------------------------------------------------------------------------------
Building Products -- 1.1%
      1,150,000      B          Amatek Industries Property Ltd., Sr. Sub. Notes,
                                  12.000% due 2/15/08+ ...................................    1,092,500
      1,190,000      B          Atrium Cos. Inc., Sr. Sub. Notes,
                                  10.500% due 5/1/09 .....................................    1,154,300
        600,000      B          NCI Building Systems Inc., Sr. Sub. Notes,
                                  Series B, 9.250% due 5/1/09 ............................      568,500
                                Nortek Inc., Sr. Notes:
        275,000      B+           9.250% due 3/15/07 .....................................      268,813
      1,630,000      B+           9.125% due 9/1/07 ......................................    1,581,100
-------------------------------------------------------------------------------------------------------
                                                                                              4,665,213
-------------------------------------------------------------------------------------------------------
Cable Television -- 13.9%
                                Adelphia Communications Corp., Sr. Notes:
      5,770,000      B+           9.875% due 3/1/07 ......................................    5,885,400
      1,055,000      BB-          8.375% due 11/15/17 ....................................      931,038
                                Century Communications Corp.:
      5,535,000      BB-          Sr. Discount Notes, zero coupon due 1/15/08 ............    2,449,874
        410,000      BB-          Sr. Notes, 9.750% due 2/15/02 ..........................      414,100
                                CSC Holdings Inc., Sr. Sub. Notes:
      7,035,000      BB-          9.875% due 2/15/13 .....................................    7,333,989
      3,250,000      BB-          10.500% due 5/15/16 ....................................    3,599,375
      2,695,000      B+         Charter Communications Holding LLC,
                                    Sr. Discount Notes, step bond to yield
                                    9.920% due 4/1/11 ....................................    1,630,475
      2,100,000      B          EchoStar DBS Corp., Sr. Notes,
                                    9.375% due 2/1/09 ....................................    2,118,375
      1,285,000      B+         Insight Midwest, Sr. Sub. Notes,
                                    9.750% due 10/1/09+ ..................................    1,329,975
      3,000,000      B-         NTL Communications Corp., Sr. Discount Notes,
                                    zero coupon due 11/15/09+ ............................    1,759,550
                                NTL Inc., Sr. Notes:
      1,125,000      B-           10.000% due 2/1/08 .....................................    1,787,321
      4,225,000      B-           11.500% due 10/1/08 ....................................    4,563,000


6                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1999 (unaudited) (continued)

       Face
      Amount++       Rating(a)                        Security                                Value
-------------------------------------------------------------------------------------------------------
Cable Television -- 13.9% (continued)
      1,480,000      B-         RCN Corp., Sr. Discount Notes, step bond
                                  to yield 11.125% due 10/15/02 .......................... $  1,050,800
      4,465,000      BB-        Rogers Cablesystems Ltd., Sr. Sub. Notes,
                                  11.000% due 12/1/15 ....................................    5,000,800
      2,350,000      B+         Telewest Communications PLC, Sr. Notes,
                                  11.250% due 11/1/08 ....................................    2,561,500
     16,250,000      B          United International Holdings Inc., Sr. Discount
                                  Notes, step bond to yield
                                  10.750% due 2/15/08 ....................................   10,318,752
     13,600,000      B2*        United Pan-Europe Communications N.V.,
                                  Sr. Discount Notes, step bond to yield
                                  12.500% due 8/1/09+ ....................................    7,820,000
-------------------------------------------------------------------------------------------------------
                                                                                             60,554,324
-------------------------------------------------------------------------------------------------------
Casinos/Gambling -- 2.0%
        415,000      BB+        Circus Circus Enterprises, Sr. Sub. Notes,
                                  7.625% due 7/15/13 .....................................      357,938
      2,200,000      B          Harveys Casino Resorts, Sr. Sub. Notes,
                                  10.625% due 6/1/06 .....................................    2,255,000
                                Hollywood Casinos, 1st Mortgage Notes:
        500,000      B            13.000% due 8/1/06+ ....................................      532,500
      2,340,000      B            11.250% due 5/1/07 .....................................    2,421,900
        710,000      B+         Station Casinos, Inc., Sr. Sub. Notes,
                                  10.125% due 3/15/06 ....................................      731,300
                                Sun International Hotels Ltd., Sr. Sub. Notes:
        875,000      Ba3*         9.000% due 3/15/07 .....................................      831,250
      1,185,000      Ba3*         8.625% due 12/15/07 ....................................    1,113,900
        520,000      B-         Venetian Casino Resort LLC, Secured Notes,
                                  12.250% due 11/15/04 ...................................      436,800
-------------------------------------------------------------------------------------------------------
                                                                                              8,680,588
-------------------------------------------------------------------------------------------------------
Chemicals - Major -- 1.2%
                                Huntsman Corp.:
     10,525,000      B+           Sr. Discount Notes, zero coupon due 12/31/09+ ..........    3,078,563
      2,005,000      B+           Sr. Sub. Notes, 10.125% due 7/1/09+ ....................    2,055,125
-------------------------------------------------------------------------------------------------------
                                                                                              5,133,688
-------------------------------------------------------------------------------------------------------


                        See Notes to Financial Statements.                     7

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1999 (unaudited) (continued)

       Face
      Amount++       Rating(a)                        Security                                Value
-------------------------------------------------------------------------------------------------------
Chemicals - Specialty -- 0.8%
        520,000      BB-        Georgia Gulf Corp., Sr. Sub. Notes,
                                  10.375% due 11/1/07+ ................................... $    542,750
                                Lyondell Chemical Co., Sr. Secured Notes:
        995,000      BB           9.625% due 5/1/07 ......................................    1,027,338
        650,000      BB           9.875% due 5/1/07 ......................................      669,500
      1,135,000      B          Zeneca Specialty Chemical PLC, Sr. Secured
                                  Notes, 11.000% due 7/1/09+ .............................    1,166,212
-------------------------------------------------------------------------------------------------------
                                                                                              3,405,800
-------------------------------------------------------------------------------------------------------
Coal Mining -- 0.7%
      2,780,000      Caa*       AEI Resources Inc., Sr. Sub. Notes,
                                  10.500% due 12/15/05+ ..................................    2,335,200
        590,000      B          P & L Coal Holdings Corp., Sr. Sub. Notes,
                                  9.625% due 5/15/08 .....................................      582,625
-------------------------------------------------------------------------------------------------------
                                                                                              2,917,825
-------------------------------------------------------------------------------------------------------
Construction/Agricultural Equipment/Trucks -- 0.3%
      1,490,000      B          Columbus McKinnon Corp., Sr. Sub. Notes,
                                  8.500% due 4/1/08 ......................................    1,292,575
-------------------------------------------------------------------------------------------------------
Containers/Packaging -- 3.1%
      1,575,000      B          AEP Industries Inc., Sr. Sub. Notes,
                                  9.875% due 11/15/07 ....................................    1,527,750
      3,475,000(EUR) B1*        BSN Financing Co., S.A., Sr. Sub. Notes,
                                  10.250% due 8/1/09+ ....................................    3,568,947
        705,000      B          BWAY Corp., Sr. Sub. Notes,
                                  10.250% due 4/15/07 ....................................      706,763
      1,850,000      B          Huntsman Packaging Corp., Sr. Sub. Notes,
                                  9.125% due 10/1/07 .....................................    1,752,875
      3,565,000      B          Stone Container Corp., Sr. Notes,
                                  11.500% due 8/15/06+ ...................................    3,796,725
                                Tekni-Plex Inc., Sr. Sub. Notes:
      1,005,000      B-           11.250% due 4/1/07 .....................................    1,085,400
      1,180,000      B-           9.250% due 3/1/08 ......................................    1,180,000
-------------------------------------------------------------------------------------------------------
                                                                                             13,618,460
-------------------------------------------------------------------------------------------------------


8                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1999 (unaudited) (continued)

       Face
      Amount++       Rating(a)                        Security                                Value
-------------------------------------------------------------------------------------------------------
Contract Drilling -- 2.3%
                                Parker Drilling Corp., Sr. Notes:
        350,000      B-           5.500% due 8/1/04 ...................................... $    256,813
      1,800,000      B+           9.750% due 11/15/06 ....................................    1,770,750
      3,205,000      BB         Pride International Inc., Sr. Notes,
                                  10.000% due 6/1/09 .....................................    3,269,100
                                RBF Finance Corp.:
      2,545,000      Ba3*         Sr. Notes, 12.250% due 3/15/06 .........................    2,774,050
      1,840,000      BB-          Sr. Secured Notes, 11.375% due 3/15/09 .................    1,975,700
-------------------------------------------------------------------------------------------------------
                                                                                             10,046,413
-------------------------------------------------------------------------------------------------------
Discount Stores -- 1.3%
      3,760,000      B+         Ames Department Stores, Inc., Sr. Notes,
                                  10.000% due 4/15/06 ....................................    3,703,600
      1,710,000      BB+        KMart Corp., Sr. Notes, 12.500% due 3/1/05 ...............    1,951,538
-------------------------------------------------------------------------------------------------------
                                                                                              5,655,138
-------------------------------------------------------------------------------------------------------
Diversified Commercial Services -- 1.3%
      2,900,000      B2*        Intertek Finance, Sr. Sub. Notes,
                                  10.250% due 11/1/06 ....................................    2,689,750
      3,250,000      B-         Outsourcing Solutions Inc., Sr. Sub. Notes,
                                  11.000% due 11/1/06 ....................................    3,152,500
-------------------------------------------------------------------------------------------------------
                                                                                              5,842,250
-------------------------------------------------------------------------------------------------------
Diversified Financial Services -- 0.4%
                                Amresco Inc., Sr. Sub. Notes:
      1,500,000      Caa*         10.000% due 3/15/04 ....................................      810,000
      1,275,000      Caa*         9.875% due 3/15/05 .....................................      701,250
-------------------------------------------------------------------------------------------------------
                                                                                              1,511,250
-------------------------------------------------------------------------------------------------------
Diversified Manufacturing -- 0.9%
      1,210,000      B-         Blount Inc., Sr. Sub. Notes, 13.000% due 8/1/09+ .........    1,261,425
      2,650,000      B+         Park Ohio Industries Holdings Corp., Sr. Sub.
                                  Notes, 9.250% due 12/1/07 ..............................    2,550,625
-------------------------------------------------------------------------------------------------------
                                                                                              3,812,050
-------------------------------------------------------------------------------------------------------
Drugs - Generic -- 1.3%
      5,950,000      BB         ICN Pharmaceuticals Inc., Sr. Notes,
                                  9.250% due 8/15/05 .....................................    5,697,126
-------------------------------------------------------------------------------------------------------


                        See Notes to Financial Statements.                     9

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1999 (unaudited) (continued)

       Face
      Amount++       Rating(a)                        Security                                Value
-------------------------------------------------------------------------------------------------------
Electronic Components -- 0.5%
      1,995,000      B+         Celestica International Inc., Sr. Sub. Notes,
                                  10.500% due 12/31/06 ................................... $  2,109,713
-------------------------------------------------------------------------------------------------------
Electronic Production Equipment -- 0.3%
      1,285,000      B          Amkor Technologies Inc., Sr. Sub. Notes,
                                  10.500% due 5/1/09+ ....................................    1,265,725
-------------------------------------------------------------------------------------------------------
Engineering & Construction -- 0.9%
        760,000      B-         American Plumbing & Mechanic, Sr. Sub. Notes,
                                  11.625% due 10/15/08+ ..................................      697,300
      2,260,000      B          Group Maintenance America Corp., Sr. Sub.
                                  Notes, 9.750% due 1/15/09 ..............................    2,248,700
      1,005,000      BB-        Integrated Electrical Services, Inc., Sr. Sub. Notes,
                                  9.375% due 2/1/09 ......................................      982,388
-------------------------------------------------------------------------------------------------------
                                                                                              3,928,388
-------------------------------------------------------------------------------------------------------
Environmental Services -- 2.7%
     10,180,000      B+         Allied Waste Inc., NA, Sr. Sub. Notes,
                                  10.000% due 8/1/09 .....................................    9,289,252
        985,000      B+         IT Group Inc., Sr. Sub. Notes,
                                  11.250% due 4/1/09+ ....................................      943,138
      1,510,000      B+         URS Corp., Sr. Sub. Notes, 12.250% due 5/1/09 . ..........    1,540,200
-------------------------------------------------------------------------------------------------------
                                                                                             11,772,590
-------------------------------------------------------------------------------------------------------
Food Distributors -- 1.6%
        385,000      B-         Agrilink Foods Inc., Sr. Notes,
                                  11.875% due 11/1/08+ ...................................      366,713
      3,900,000      B2*        Carrols Corp., Sr. Sub. Notes,
                                  9.500% due 12/1/08 .....................................    3,373,500
      1,845,000      B-         Premier International Foods PLC, Sr. Notes,
                                  12.000% due 9/1/09+ ....................................    1,863,450
      1,335,000      B          SC International Services Inc., Sr. Sub. Notes,
                                  9.250% due 9/1/07 ......................................    1,204,837
-------------------------------------------------------------------------------------------------------
                                                                                              6,808,500
-------------------------------------------------------------------------------------------------------


10                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1999 (unaudited) (continued)

       Face
      Amount++       Rating(a)                        Security                                Value
-------------------------------------------------------------------------------------------------------
Foods - Specialty/Candy -- 1.2%
      2,675,000      B-         B&G Foods Inc., Sr. Sub. Notes,
                                  9.625% due 8/1/07 ...................................... $  2,394,125
      3,285,000      B          Imperial Holly Corp., Sr. Sub. Notes,
                                  9.750% due 12/15/07 ....................................    2,825,100
-------------------------------------------------------------------------------------------------------
                                                                                              5,219,225
-------------------------------------------------------------------------------------------------------
Forest Products -- 1.0%
      2,940,000      B          Ainsworth Lumber Co. Ltd., Sr. Notes,
                                  12.500% due 7/15/07 ....................................    3,241,350
      1,210,000      B+         Millar Western Forest Products, Sr. Notes,
                                  9.875% due 5/15/08 .....................................    1,203,950
-------------------------------------------------------------------------------------------------------
                                                                                              4,445,300
-------------------------------------------------------------------------------------------------------
Home Furnishings -- 0.3%
      1,260,000      B          Falcon Products Inc., Sr. Sub. Notes,
                                  11.375% due 6/15/09 ....................................    1,190,700
-------------------------------------------------------------------------------------------------------
Homebuilding -- 0.4%
      2,240,000      BB-        US Home Corp., Sr. Sub. Notes,
                                  8.875% due 2/15/09 .....................................    1,976,800
-------------------------------------------------------------------------------------------------------
Hospital/Nursing Management -- 1.4%
      1,230,000      Ba3*       Fresenius Medical Care Capital Trust,
                                  7.875% due 12/1/08 .....................................    1,122,375
      6,410,000      B-         Magellan Health Services Inc., Sr. Sub. Notes,
                                  9.000% due 2/15/08 .....................................    5,192,100
-------------------------------------------------------------------------------------------------------
                                                                                              6,314,475
-------------------------------------------------------------------------------------------------------
Hotels/Resorts -- 2.1%
      3,250,000      B-         Courtyard by Marriott, Sr. Secured Notes,
                                  10.750% due 2/1/08 .....................................    3,144,375
      3,535,000      BB         HMH Properties Inc., Sr. Notes,
                                  8.450% due 12/1/08 .....................................    3,261,038
      2,890,000      B+         Intrawest Corp., Sr. Notes, 9.750% due 8/15/08 ...........    2,832,200
-------------------------------------------------------------------------------------------------------
                                                                                              9,237,613
-------------------------------------------------------------------------------------------------------
Industrial Specialties -- 0.3%
      1,100,000(EUR) B1*        Leica Geosystems Finance, Sr. Sub. Notes,
                                  9.875% due 12/15/08 ....................................    1,140,814
-------------------------------------------------------------------------------------------------------


                        See Notes to Financial Statements.                    11

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1999 (unaudited) (continued)

       Face
      Amount++       Rating(a)                        Security                                Value
-------------------------------------------------------------------------------------------------------
Insurance - Multi-Line -- 0.4%
      2,500,000      B          Veritas Capital Trust, Sr. Notes,
                                  10.000% due 1/1/28 ..................................... $  1,875,000
-------------------------------------------------------------------------------------------------------
Insurance - Specialty -- 0.5%
      3,225,000      B3*        SIG Capital Trust 1, Guaranteed Notes,
                                  9.500% due 8/15/27 .....................................    2,193,000
-------------------------------------------------------------------------------------------------------
Internet Services -- 3.8%
      1,005,000      NR         Cybernet Internet Services International,
                                  Sr. Notes, 14.000% due 7/1/09 ..........................      874,350
                                PSINet, Sr. Notes:
      1,210,000      B-           10.000% due 2/15/05 ....................................    1,203,950
      2,605,000      B-           11.500% due 11/1/08 ....................................    2,715,713
      2,655,000      B-           11.000% due 8/1/09 .....................................    2,721,375
        775,000      B-           11.000% due 8/1/09+ ....................................      795,952
      3,300,000      NR         Splitrock Services Inc., Sr. Sub. Notes,
                                  11.750% due 7/15/08 ....................................    3,102,000
                                Verio Inc., Sr. Notes:
      1,685,000      B-           11.250% due 12/1/08 ....................................    1,760,825
      2,085,000      B-           10.625% due 11/15/09+ ..................................    2,126,700
      1,690,000      CCC+       WAM!Net Inc., Sr. Discount Notes, step bond
                                  to yield 13.250% due 3/1/05 ............................    1,047,800
-------------------------------------------------------------------------------------------------------
                                                                                             16,348,665
-------------------------------------------------------------------------------------------------------
Leisure/Movies/Entertainment -- 1.3%
      1,200,000      B-         AMC Entertainment Inc., Sr. Sub. Notes,
                                  9.500% due 2/1/11 ......................................    1,101,000
      1,140,000      B-         Premier Parks, Sr. Discount Notes,
                                  step bond to yield 10.000% due 4/1/08+ .................      778,050
      4,000,000      B-         SFX Entertainment Inc., Sr. Sub. Notes,
                                  9.125% due 2/1/08 ......................................    3,780,000
-------------------------------------------------------------------------------------------------------
                                                                                              5,659,050
-------------------------------------------------------------------------------------------------------
Machinery - Industrial/Components -- 0.4%
      1,892,000      B-         Alvey Systems Inc., Sr, Sub. Notes,
                                  11.375% due 1/31/03 ....................................    1,927,475
-------------------------------------------------------------------------------------------------------


12                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1999 (unaudited) (continued)

       Face
      Amount++       Rating(a)                        Security                                Value
-------------------------------------------------------------------------------------------------------
Medical Specialties -- 0.3%
      1,205,000      B-         Hanger Orthopedic Group, Inc., Sr. Sub. Notes,
                                  11.250% due 6/15/09+ ................................... $  1,186,925
-------------------------------------------------------------------------------------------------------
Metals/Minerals - Other -- 0.4%
      1,975,000      B-         Haynes International Inc., Sr. Notes,
                                  11.625% due 9/1/04 .....................................    1,738,000
-------------------------------------------------------------------------------------------------------
Multi - Sector Companies -- 0.4%
      2,045,000      B-         Triarc Consumer Beverage, Sr. Sub. Notes,
                                  10.250% due 2/15/09+ ...................................    1,922,300
-------------------------------------------------------------------------------------------------------
Newspapers -- 0.6%
      2,740,000      B+         Garden State Newspapers, Inc., Sr. Sub. Notes,
                                  8.625% due 7/1/11 ......................................    2,493,400
-------------------------------------------------------------------------------------------------------
Oil & Gas Production -- 4.9%
                                Belco Oil and Gas, Sr. Sub. Notes:
        700,000      B1*          10.500% due 4/1/06 .....................................      717,500
      1,330,000      B1*          8.875% due 9/15/07 .....................................    1,266,825
                                Canadian Forest Oil Ltd., Sr. Sub. Notes:
      1,070,000      B            10.500% due 1/15/06 ....................................    1,110,125
      2,125,000      B            8.750% due 9/15/07 .....................................    2,040,000
        450,000      B          Chesapeake Energy Corp., Sr. Notes,
                                  9.625% due 5/1/05 ......................................      434,813
      4,350,000      B+         Clark USA, Sr. Notes, 10.875% due 12/1/05 ................    2,610,000
      1,725,000      B+         Nuevo Energy Co., Sr. Sub. Notes,
                                  9.500% due 6/1/08+ .....................................    1,725,000
                                Ocean Energy Inc., Sr. Sub. Notes:
      2,875,000      BB-          10.375% due 10/15/05 ...................................    3,119,375
      3,000,000      BB-          9.750% due 10/1/06 .....................................    3,300,000
                                Plains Resources Inc., Sr. Sub. Notes:
        435,000      B            10.250% due 3/15/06 ....................................      408,900
      2,750,000      B            10.250% due 3/15/06+ ...................................    2,585,000
      1,765,000      B          Stone Energy Corp., Sr. Sub. Notes,
                                  8.750% due 9/15/07 .....................................    1,747,350
        320,000      B+         Vintage Petroleum, Sr. Sub. Notes,
                                  9.750% due 6/30/09 .....................................      330,400
-------------------------------------------------------------------------------------------------------
                                                                                             21,395,288
-------------------------------------------------------------------------------------------------------


                        See Notes to Financial Statements.                    13

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1999 (unaudited) (continued)

       Face
      Amount++       Rating(a)                        Security                                Value
-------------------------------------------------------------------------------------------------------
Oil/Gas Transmission -- 0.3%
      1,285,000      BB-        Leviathan Gas Pipeline Partners L.P., Sr. Sub.
                                  Notes, 10.375% due 6/1/09 .............................. $  1,333,188
-------------------------------------------------------------------------------------------------------
Paper -- 3.1%
      2,750,000      B          Doman Industries Ltd., Sr. Notes,
                                  8.750% due 3/15/04 .....................................    2,337,500
      2,515,000(EUR) B          Kapa Beheer BV, Sr. Sub. Notes,
                                  10.625% due 7/15/09+ ...................................    2,636,932
      1,270,000      CCC+       Repap New Brunswick, Sr. Secured Notes,
                                  10.625% due 4/15/05 ....................................    1,184,275
                                Riverwood International Corp.:
      1,525,000      B-           Sr. Notes, 10.625% due 8/1/07 ..........................    1,586,000
      3,435,000      CCC+         Sr. Sub. Notes, 10.875% due 4/1/08 .....................    3,435,000
      2,240,000      BB+        Tembec Industries Inc., Sr. Notes,
                                  9.875% due 9/30/05 .....................................    2,312,800
-------------------------------------------------------------------------------------------------------
                                                                                             13,492,507
-------------------------------------------------------------------------------------------------------
Pharmaceuticals - Other -- 0.4%
      1,605,000      B          King Pharmaceutical Inc., Sr. Sub. Notes,
                                  10.750% due 2/15/09 ....................................    1,689,263
-------------------------------------------------------------------------------------------------------
Photographic Products -- 0.5%
      2,255,000      BB-        Polaroid Corp., Sr. Notes, 11.500% due 2/15/06 ...........    2,198,625
-------------------------------------------------------------------------------------------------------
Printing/Forms -- 1.1%
      1,040,000      B          Merrill Corp., Sr. Sub Notes,
                                  12.000% due 5/1/09+ ....................................    1,012,700
      2,400,000(GBP) B          Polestar Corp., PLC, Sr. Notes,
                                  10.500% due 5/30/08 ....................................    3,707,832
-------------------------------------------------------------------------------------------------------
                                                                                              4,720,532
-------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts -- 0.7%
      2,250,000      NR         Ocwen Asset Investment, Sr. Notes,
                                  1.500% due 7/1/05      1 ...............................    1,912,500
      1,250,000      Baa3*      Trizec Finance, Sr. Notes,
                                  10.875% due 10/15/05 ...................................    1,300,000
-------------------------------------------------------------------------------------------------------
                                                                                              3,212,500
-------------------------------------------------------------------------------------------------------


14                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1999 (unaudited) (continued)

       Face
      Amount++       Rating(a)                        Security                                Value
-------------------------------------------------------------------------------------------------------
Recreational Products/Toys -- 0.2%
      1,000,000(EUR) B2*        Head Holding, Sr. Notes, 10.750% due 7/15/06+. ........... $  1,052,207
-------------------------------------------------------------------------------------------------------
Rental/Leasing Companies -- 0.6%
      2,130,000      BB-        Avis Rent A Car Inc., Sr. Sub. Notes,
                                  11.000% due 5/1/09 .....................................    2,236,500
        195,000      B          NationsRent Inc., Sr. Sub. Notes,
                                  10.375% due 12/15/08 ...................................      190,125
-------------------------------------------------------------------------------------------------------
                                                                                              2,426,625
-------------------------------------------------------------------------------------------------------
Retail - Food Chains -- 0.4%
        715,000      CCC+       Pathmark Stores Inc., Sub. Notes,
                                  12.625% due 6/15/02 ....................................      700,700
        805,000      B+         Stater Bros. Holdings Inc., Sr. Notes,
                                  10.750% due 8/15/06 ....................................      827,138
-------------------------------------------------------------------------------------------------------
                                                                                              1,527,838
-------------------------------------------------------------------------------------------------------
Retail - Other Specialty Stores -- 0.4%
      2,125,000      B-         Advance Stores Co., Sr. Sub. Notes,
                                  10.250% due 4/15/08 ....................................    1,848,750
-------------------------------------------------------------------------------------------------------
Savings & Loan Associations -- 0.8%
                                Ocwen Capital Trust:
      3,200,000      B2*          Jr. Sub. Notes, 10.875% due 8/1/27 .....................    2,096,000
      1,630,000      B+           Sr. Notes, 11.875% due 10/1/03 .........................    1,515,900
-------------------------------------------------------------------------------------------------------
                                                                                              3,611,900
-------------------------------------------------------------------------------------------------------
Semiconductors -- 1.0%
      4,260,000      B          Fairchild Semiconductor Inc., Sr. Sub. Notes,
                                  10.125% due 3/15/07 ....................................    4,270,650
-------------------------------------------------------------------------------------------------------
Steel/Iron Ore -- 1.5%
      1,110,000      BB-        LTV Corp., Sr. Notes, 11.750% due 11/15/09+ ..............    1,148,850
      2,060,000      B+         Russel Metals Inc., Sr. Notes,
                                  10.000% due 6/1/09 .....................................    2,018,800
      1,350,000      B+         WCI Steel Inc., Sr. Notes, 10.000% due 12/1/04 . .........    1,370,250
      1,940,000      B-         WHX Corp., Sr. Notes, 10.500% due 4/15/05 ................    1,862,400
-------------------------------------------------------------------------------------------------------
                                                                                              6,400,300
-------------------------------------------------------------------------------------------------------


                        See Notes to Financial Statements.                    15

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1999 (unaudited) (continued)

       Face
      Amount++       Rating(a)                        Security                                Value
-------------------------------------------------------------------------------------------------------
Telecommunications - Other -- 11.5%
                                Call-Net Enterprises Inc.:
        520,000      B+           Sr. Discount Notes, step bond to yield
                                    8.940% due 8/15/03+ .................................. $    265,200
        940,000      B+           Sr. Notes, 9.375% due 5/15/09 ..........................      723,800
        600,000(EUR) B+         Esat Telecom, Sr. Notes, 11.875% due 11/1/09 .............      650,294
                                Esprit Telecom Group PLC, Sr. Notes:
      2,300,000      B-           11.500% due 12/15/07 ...................................    2,311,500
      2,000,000(DEM) B-           11.500% due 12/15/07 ...................................    1,039,950
      1,300,000      B-           10.875% due 6/15/08 ....................................    1,280,500
      4,615,000      NR         FaciliCom International, Sr. Notes,
                                  10.500% due 1/15/08 ....................................    4,141,963
                                Hermes Europe Railtel Inc., Sr. Notes:
      3,900,000      B            11.500% due 8/15/07 ....................................    4,017,000
        705,000      B            10.375% due 1/15/09 ....................................      694,425
                                ICG Holdings Inc., Sr. Discount Notes:
      1,050,000      B-           Step bond to yield 13.500% due 9/15/05 .................      913,500
      2,110,000      B-           Step bond to yield 12.500% due 5/1/06 ..................    1,635,250
      1,105,000      B          Intermedia Communications of Florida,
                                  Sr. Discount Notes, step bond to yield
                                  11.250% due 7/15/07 ....................................      795,600
      2,590,000      B-         KMC Telecom Holdings Inc., Sr. Notes,
                                  13.500% due 5/15/09+ ...................................    2,564,100
      5,515,000      B          Level 3 Communications, step bond to yield
                                  10.500% due 12/1/08 ....................................    3,336,575
                                Metromedia Fiber Network, Sr. Notes:
        300,000      B+           10.000% due 11/15/08 ...................................      304,500
      1,565,000      B+           10.000% due 12/15/09 ...................................    1,588,475
                                NEXTLINK Communications, Inc.:
      4,125,000      B            Sr. Discount Notes, step bond to yield
                                    12.250% due 6/1/09 ...................................    2,485,313
                                  Sr. Notes:
      3,260,000      B              12.500% due 4/15/06 ..................................    3,471,900
      2,580,000      B              10.750% due 6/1/09+ ..................................    2,638,050
      2,845,000      B              Step bond to yield12.125% due 12/1/09+ ...............    1,600,313


16                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1999 (unaudited) (continued)

       Face
      Amount++       Rating(a)                        Security                                Value
-------------------------------------------------------------------------------------------------------
Telecommunications - Other -- 11.5% (continued)
      3,515,000      B-         Primus Telecom Group, Sr. Notes,
                                  11.750% due 8/1/04 ..................................... $  3,462,275
                                Tele1 Europe B.V., Sr. Notes:
      1,570,000      B-           13.000% due 5/15/09 ....................................    1,593,550
      1,000,000      B-           13.000% due 5/15/09+ ...................................    1,062,276
      2,600,000      Caa*       Versatel Telecom, Sr. Notes,
                                  13.250% due 5/15/08 ....................................    2,736,500
      2,135,000      B-         Viatel Inc., Sr. Notes, 11.250% due 4/15/08 ..............    2,097,638
      2,575,000      BB-        Williams Communications Group Inc., Sr. Notes,
                                  10.875% due 10/1/09 ....................................    2,697,313
-------------------------------------------------------------------------------------------------------
                                                                                             50,107,760
-------------------------------------------------------------------------------------------------------
Telephone - Cellular -- 9.1%
                                Airgate PCS Inc., Sr. Sub. Discount Notes:
        660,000      CCC          Step bond to yield 13.500% due 10/1/09 .................      351,450
      2,060,000      NR           Step bond to yield 13.500% due 10/1/09@ ................    1,220,550
      1,470,000      Caa*       Centennial Cellular Corp., Sr. Sub. Notes,
                                  10.750% due 12/15/08 ...................................    1,569,225
      2,500,000      B          Clearnet Communications Inc., Sr. Discount
                                  Notes, zero coupon due 5/15/08 .........................    1,060,688
      2,285,000      B          Crown Castle International Corp.,
                                  Sr. Discount Notes, step bond to yield
                                  10.375% due 5/15/11 ....................................    1,405,275
      1,090,000      NR         Dobson/Sygnet Communications, Sr. Notes,
                                  12.250% due 12/15/08 ...................................    1,207,175
                                Dolphin Telecom PLC, Sr. Discount Notes:
      3,285,000      CCC+         Step bond to yield 11.500% due 6/1/08 ..................    1,585,013
      4,525,000      Caa*         Zero coupon due 6/1/08 .................................    2,118,637
                                Microcell Telecommunications Inc.,
                                  Sr. Discount Notes:
        950,000      B3*            Step bond to yield 14.000% due 6/1/06 ................      807,500
      3,575,000      B-             Step bond to yield 12.000% due 6/1/09 ................    2,216,500
      6,665,000      B-         Millicom International Cellular S.A.,
                                  Sr. Discount Notes, step bond to yield
                                  13.500% due 6/1/06 .....................................    5,248,688
                                Nextel Communications Inc., Sr. Discount Notes:
      3,530,000      B1*          Step bond to yield 10.650% due 9/15/07 .................    2,647,500
      3,100,000      B2*          Step bond to yield 9.950% due 2/15/08 ..................    2,201,000


                        See Notes to Financial Statements.                    17

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1999 (unaudited) (continued)

       Face
      Amount++       Rating(a)                        Security                                Value
-------------------------------------------------------------------------------------------------------
Telephone - Cellular -- 9.1% (continued)
                                Omnipoint Corp., Sr. Notes:
        555,000      B2*          11.500% due 9/15/09+ ................................... $    600,788
      1,040,000      B2*          Series A, 11.625% due 8/15/06 ..........................    1,110,200
      2,455,000      NR         Spectrasite Holdings, Sr. Discount Notes,
                                  step bond to yield 11.250% due 4/15/09 .................    1,264,325
                                Telesystems International Wireless Inc.,
                                  Sr. Discount Notes:
      6,380,000      CCC+           Step bond to yield 13.250% due 6/30/07 ...............    3,684,450
      3,020,000      CCC+           Step bond to yield 10.500% due 11/1/07 ...............    1,479,800
      3,475,000      B3*        Triton PCS Inc., Sr. Discount Notes,
                                  step bond to yield 11.000% due 5/1/08 ..................    2,454,217
      1,780,000      CCC+       US Unwired Inc., Sr. Discount Notes,
                                  step bond to yield 13.375% due 11/1/09 .................      996,800
                                Voicestream Wireless Corp.:
      1,485,000      B2*          Sr. Discount Notes, step bond to yield
                                    11.875% due 11/15/09+ ................................      894,713
      3,200,000      B2*          Sr. Notes, 10.375% due 11/15/09+ .......................    3,328,000
-------------------------------------------------------------------------------------------------------
                                                                                             39,452,494
-------------------------------------------------------------------------------------------------------
Textiles -- 0.5%
      4,400,000(DEM) B3*        Texon International PLC, Sr. Notes,
                                  10.000% due 2/1/08 .....................................    1,993,400
-------------------------------------------------------------------------------------------------------
Transportation - Marine -- 0.3%
      1,255,000      B-         Oglebay Norton Co., Sr. Sub. Notes,
                                  10.000% due 2/1/09 .....................................    1,211,075
        107,000      BB-        Sea Containers Ltd., Series A, Sr. Sub.
                                  Debentures, 12.500% due 12/1/04 ........................      110,611
-------------------------------------------------------------------------------------------------------
                                                                                              1,321,686
-------------------------------------------------------------------------------------------------------
Unregulated Power Generation -- 2.5%
                                AES Corp.:
      4,955,000      Ba1*         Sr. Notes, 9.500% due 6/1/09 ...........................    5,004,550
      2,350,000      BB           Sr. Sub. Notes, 10.250% due 7/15/06 ....................    2,385,250
      3,550,000      BB+        Calpine Corp., Sr. Notes,
                                  10.500% due 5/15/06 ....................................    3,683,125
-------------------------------------------------------------------------------------------------------
                                                                                             11,072,925
-------------------------------------------------------------------------------------------------------


18                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1999 (unaudited) (continued)

       Face
      Amount++       Rating(a)                        Security                                Value
-------------------------------------------------------------------------------------------------------
Wholesale Distributors -- 0.6%
      1,045,000      B          Buhrman US Inc., Sr. Sub. Notes,
                                  12.250% due 11/1/09+ ................................... $  1,071,125
      1,615,000      B-         Fisher Scientific, Sr. Sub. Notes,
                                  9.000% due 2/1/08 ......................................    1,534,250
-------------------------------------------------------------------------------------------------------
                                                                                              2,605,375
-------------------------------------------------------------------------------------------------------
                                TOTAL CORPORATE BONDS AND NOTES
                                (Cost -- $442,937,097) ...................................  423,441,517
=======================================================================================================

      Shares                                          Security                                Value
-------------------------------------------------------------------------------------------------------
COMMON STOCK - 0.0%
-------------------------------------------------------------------------------------------------------
Telecommunications - Other -- 0.0%
         12,250                 Pagemart Nationwide Inc.+ (Cost -- $0) ...................       78,092
=======================================================================================================
-------------------------------------------------------------------------------------------------------
PREFERRED STOCK - 1.1%
-------------------------------------------------------------------------------------------------------
Broadcasting -- 0.5%
         18,766                 Capstar Broadcasting, Series E,
                                  Exchangable 12.625% ....................................    2,176,856
-------------------------------------------------------------------------------------------------------
Electronic Components -- 0.0%
            816                 Viasystems Inc., Series B, Payment-in-kind ...............        6,124
-------------------------------------------------------------------------------------------------------
Hospital/Nursing Management -- 0.3%
         14,400                 Fresenius Medical Care Preferred Capital Trust ...........    1,386,000
-------------------------------------------------------------------------------------------------------
Savings & Loan Association -- 0.3%
         63,850                 California Federal Preferred Capital Corp.,
                                  Series A, 9.125% .......................................    1,460,569
-------------------------------------------------------------------------------------------------------
                                TOTAL PREFERRED STOCK
                                (Cost -- $5,292,101) .....................................    5,029,549
=======================================================================================================


                        See Notes to Financial Statements.                    19

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1999 (unaudited) (continued)

      Shares                                          Security                                Value
-------------------------------------------------------------------------------------------------------
WARRANTS # - 0.5%
-------------------------------------------------------------------------------------------------------
Broadcasting -- 0.1%
          5,425                 Australis Media, Expire 10/30/01 ......................... $          0
          8,625                 UIH Australia, Expire 5/15/06 ............................      258,750
-------------------------------------------------------------------------------------------------------
                                                                                                258,750
-------------------------------------------------------------------------------------------------------
Cable Television -- 0.0%
          3,375                 Wireless One Inc., Expire 10/19/00 .......................          844
-------------------------------------------------------------------------------------------------------
Internet Services -- 0.1%
          1,005                 Cybernet Internet Services International,
                                  Sr. Notes, Expire 7/1/09+ ..............................       80,400
          4,050                 Splitrock Services, Expire 7/15/08 .......................      324,000
          8,700                 WAM!Net Inc., Expire 3/1/05+ .............................      197,925
-------------------------------------------------------------------------------------------------------
                                                                                                602,325
-------------------------------------------------------------------------------------------------------
Paper -- 0.0%
          4,800                 SD Warren Co., Expire 12/15/06+ ..........................       84,480
-------------------------------------------------------------------------------------------------------
Telecommunications -- 0.3%
         24,840                 Pagemart Nationwide Inc., Expire 12/31/03+ ...............       68,310
          4,125                 RSL Communications Ltd., Expire 11/15/06+ ................      165,000
          1,000(EUR)            Tele1 Europe B.V., Expire 5/15/09 ........................       85,586
          1,005                 Tele1 Europe B.V., Expire 5/15/09+ .......................       85,425
          2,600                 Versatel, Expire 5/15/08+ ................................      754,000
-------------------------------------------------------------------------------------------------------
                                                                                              1,158,321
-------------------------------------------------------------------------------------------------------
Telephone - Cellular -- 0.0%
          4,125                 Iridium World Communications Ltd.,
                                  Expire 7/15/05 .........................................           40
-------------------------------------------------------------------------------------------------------
                                TOTAL WARRANTS
                                (Cost -- $595,263) .......................................    2,104,760
=======================================================================================================


20                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1999 (unaudited) (continued)

       Face
      Amount                                          Security                                Value
-------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 1.2%
-------------------------------------------------------------------------------------------------------
     $5,114,000                 Morgan Stanley, Dean Witter & Co., 5.650%
                                  due 12/1/99; Proceeds at maturity -- $5,114,803;
                                  (Fully collateralized by U.S. Treasury Notes
                                  and Bonds, 5.000% to 5.375% due 2/15/01 to
                                  2/28/01; Market value -- $5,238,665)
                                  (Cost -- $5,114,000 ) .................................. $  5,114,000
=======================================================================================================
                                TOTAL INVESTMENTS -- 100%
                                (Cost -- $453,938,461** ) ................................ $435,767,918
=======================================================================================================

++    Face amount denominated in U.S. dollars unless otherwise indicated.
(a) All ratings are by Standard & Poor's Ratings Service except those identified by an asterisk(*) which are rated by Moody's Investors Service, Inc.
+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
@     Security is issued with attached warrants.
#     Non-income producing securities.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      Currency abbreviations used in this schedule:
      DEM -- German Mark
      EUR -- Euro
      GBP -- British Pound

      See page 23 for definition of ratings.


                       See Notes to Financial Statements.                     21

--------------------------------------------------------------------------------
SUMMARY OF BONDS BY COMBINED RATINGS
--------------------------------------------------------------------------------
November 30, 1999 (unaudited)

                                                                       % of
                                                                 Total Corporate
Moody's         and/or              Standard & Poor's            Bonds and Notes
--------------------------------------------------------------------------------
  Baa                                      BBB                          0.3%
  Ba                                       BB                          19.8
   B                                        B                          70.9
  Caa                                      CCC                          5.8
  NR                                       NR                           3.2
                                                                      -----
                                                                      100.0%
                                                                      =====

--------------------------------------------------------------------------------
BOND RATINGS (UNAUDITED)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "BBB" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

BBB            -- Bonds rated "BBB" are regarded as having an adequate
                  capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC,    -- Bonds rated "BB", "B", "CCC","CC" and "C" are regarded, on
CC and C balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Baa" to "Ca," where 1 is the highest and 3 the lowest ranking within its generic category.

Baa            -- Bonds rated "Baa" are considered to be medium grade
                  obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba             -- Bonds rated "Ba" are judged to have speculative elements;
                  their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B              -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa            -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca             -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR             -- Indicates that the bond is not rated by Standard & Poor's or
                  Moody's.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
November 30, 1999 (unaudited)

ASSETS:
  Investments, at value (Cost -- $453,938,461) ..............     $ 435,767,918
  Cash ......................................................               553
  Foreign currency, at value (Cost -- $1,770,310) ...........         1,731,775
  Interest and dividends receivable .........................        11,110,294
  Receivable for securities sold ............................           905,868
  Recievable for open foward foreign currency contracts .....           886,980
-------------------------------------------------------------------------------
  Total Assets ..............................................       450,403,388
-------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased ..........................         1,731,853
  Investment advisory fee payable ...........................         1,029,382
  Administration fee payable ................................            78,218
  Dividends payable .........................................           948,801
  Payable for open foward foreign currency contracts ........            30,224
  Accrued expenses ..........................................           178,490
-------------------------------------------------------------------------------
  Total Liabilities .........................................         3,996,968
-------------------------------------------------------------------------------
Total Net Assets ............................................     $ 446,406,420
===============================================================================
NET ASSETS:
  Par value of capital shares ...............................            44,125
  Capital paid in excess of par value .......................       526,857,830
  Treasury stock, at cost (Note 10) .........................          (977,533)
  Undistributed net investment income .......................           308,324
  Accumulated net realized loss on investments ..............       (62,478,750)
  Net unrealized depreciation of investments and
    foreign currencies ......................................       (17,347,576)
-------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $10.12 per share on 44,125,103
  shares of $0.001 par value outstanding;
  500,000,000 shares authorized) ............................     $ 446,406,420
===============================================================================


24                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Nine Months Ended November 30, 1999 (unaudited)

INVESTMENT INCOME:
  Interest ....................................................    $ 36,762,920
  Dividends ...................................................         306,444
--------------------------------------------------------------------------------
  Total Investment Income .....................................      37,069,364
--------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2) ...........................       3,152,811
  Administration fees (Note 2) ................................         700,625
  Shareholder communications ..................................         113,836
  Audit and legal .............................................          35,669
  Registration fees ...........................................          28,079
  Directors' fees .............................................          26,562
  Custody .....................................................          15,936
  Shareholder and system servicing fees .......................          10,016
  Other .......................................................          19,277
--------------------------------------------------------------------------------
  Total Expenses ..............................................       4,102,811
  Less:  Investment advisory fee waiver (Note 2) ..............        (167,472)
--------------------------------------------------------------------------------
  Net Expenses ................................................       3,935,339
--------------------------------------------------------------------------------
Net Investment Income .........................................      33,134,025
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 5):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities) ...     (31,627,215)
    Foreign currency transactions .............................         708,266
--------------------------------------------------------------------------------
  Net Realized Loss ...........................................     (30,918,949)
--------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation of
  Investments and Foreign Currencies:
    Beginning of period .......................................     (20,663,994)
    End of period .............................................     (17,347,576)
--------------------------------------------------------------------------------
  Decrease in Net Unrealized Depreciation .....................       3,316,418
--------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies ................     (27,602,531)
--------------------------------------------------------------------------------
Increase in Net Assets from Operations ........................    $  5,531,494
================================================================================


                       See Notes to Financial Statements.                     25

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Nine Months Ended November 30, 1999 (unaudited) and the Year Ended February 28, 1999

                                                        November 30      February 28
                                                       -------------    -------------
OPERATIONS:
  Net investment income ............................   $  33,134,025    $  44,952,453
  Net realized loss ................................     (30,918,949)        (645,006)
  (Increase) decrease in net unrealized depreciation       3,316,418      (49,320,029)
-------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations        5,531,494       (5,012,582)
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ............................     (32,778,952)     (45,242,459)
-------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders ..................     (32,778,952)     (45,242,459)
-------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net asset value of shares issued for
    reinvestment of dividends ......................              --        2,326,095
  Treasury stock acquired ..........................        (977,533)              --
-------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
    Fund Share Transactions ........................        (977,533)       2,326,095
-------------------------------------------------------------------------------------
Decrease in Net Assets .............................     (28,224,991)     (47,928,946)

NET ASSETS:
  Beginning of period ..............................     474,631,411      522,560,357
-------------------------------------------------------------------------------------
  End of period* ...................................   $ 446,406,420    $ 474,631,411
=====================================================================================
*Includes undistributed (overdistributed) net
  investment income of: ............................   $     308,324    $    (755,015)
=====================================================================================


26                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

      1. Significant Accounting Policies

      Managed High Income Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The following are significant accounting policies consistently followed by the Fund: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (f) dividend income is recorded by the Fund on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At February 28, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ; and (k) certain prior year numbers have been restated to reflect current year's presentation. Current net investment income, net realized gains, and net assets were not affected by this change.

      In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

      2. Investment Advisory Agreement, Administration Agreement and Other Transactions

      SSB Citi Fund Management LLC, ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.90% of the average daily net assets. This fee is calculated daily and paid monthly. For the nine months ended November 30, 1999, SSBC waived investment advisory fees of $167,472.

      SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

      All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

      3. Investments

      For the nine months ended November 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities but excluding short-term securities) were:

===============================================================================
Purchases                                                          $285,968,315
-------------------------------------------------------------------------------
Sales                                                               292,665,890
===============================================================================

   At November 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

===============================================================================
Gross unrealized appreciation                                      $  3,818,688
Gross unrealized depreciation                                       (21,989,231)
-------------------------------------------------------------------------------
Net unrealized depreciation                                        $(18,170,543)
===============================================================================

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

      4. Repurchase Agreements

      The Fund purchases, and its custodian takes possession of, U.S. government securities from banks subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

      5. Forward Foreign Currency Contracts

      At November 30, 1999, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain on the contracts reflected in the accompanying financial statements were as follows:

                                         Local       Market     Settlement   Unrealized
Foreign Currency                       Currency       Value        Date      Gain (Loss)
========================================================================================
To Sell:
British Pound                          4,109,275    6,547,507    12/22/99     $161,090
Canadian Dollar                        1,080,625      733,864     12/8/99        2,828
Canadian Dollar                          465,000      315,787     12/8/99        1,144
Euro                                  15,882,941   16,013,331    12/15/99      636,121
Euro                                     609,500      614,504    12/15/99       45,707
Euro                                   1,719,990    1,759,149     6/15/00       40,090
----------------------------------------------------------------------------------------
                                                                               886,980
----------------------------------------------------------------------------------------
To Buy:
British Pound                            594,000      946,449    12/22/99      (30,224)
----------------------------------------------------------------------------------------
Total Unrealized Gain on Open
  Forward Foreign Currency Contracts                                          $856,756
========================================================================================

      6. Futures Contracts

      Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

      The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

      At November 30, 1999, the Fund had no open futures contracts.

      7. Options Contracts

      Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

      At November 30, 1999, the Fund had no open purchased call or put option contracts.

      When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

      The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

      During the nine months ended November 30, 1999, the Fund did not write any covered call or put options.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

      8. Payment-in-Kind Securities

      The Fund may invest in payment-in-kind ("PIK") securities. PIK securities pay interest through the issuance of additional securities. PIK securities carry a risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment dates unless a portion of such securities are sold. If the issuer of a PIK security defaults, the Fund may obtain no return at all on its investment.

      9. Capital Loss Carryforward

      At February 28, 1999, the Fund had, for Federal income tax purposes, approximately $30,374,000 of loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on the last day in February of the year indicated:

                                 2003          2004        2005         2007
===============================================================================
Carryforward Amounts          $9,404,000   $18,115,000   $239,000    $2,616,000
===============================================================================

      10. Capital Shares

      Capital stock transactions were as follows:

                                   Nine Months Ended            Year Ended
                                   November 30, 1999        February 28, 1999
                                   -----------------        -----------------
                                   Share       Amount       Shares     Amount
===============================================================================
Shares issued on reinvestment     --          --           221,114   $2,326,095
===============================================================================

      On November 16, 1999, the Fund commenced a share repurchase plan. As of November 30, 1999, repurchased shares totaled 111,000.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended February 28, except where noted:

                                    1999(1)         1999        1998        1997        1996(2)       1995
===========================================================================================================
Net Asset Value,
  Beginning of Period               $ 10.73       $ 11.87     $ 11.59     $ 11.36       $ 10.88     $ 12.39
-----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)             0.75          1.01        1.09        1.12          1.13        1.12
  Net realized and
    unrealized gain (loss)            (0.62)        (1.12)       0.28        0.21          0.65       (1.48)
-----------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                      0.13         (0.11)       1.37        1.33          1.78       (0.36)
-----------------------------------------------------------------------------------------------------------
Offering Costs Credited (Charged)
  to Paid-in Capital                     --            --          --          --            --        0.00*
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income               (0.74)        (1.03)      (1.09)      (1.08)        (1.27)      (1.00)
  Net realized gains                     --            --          --          --            --       (0.15)
  Capital                                --            --          --       (0.02)        (0.03)         --
-----------------------------------------------------------------------------------------------------------
Total Distributions                   (0.74)        (1.03)      (1.09)      (1.10)        (1.30)      (1.15)
-----------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                     $ 10.12       $ 10.73     $ 11.87     $ 11.59       $ 11.36     $ 10.88
-----------------------------------------------------------------------------------------------------------
Total Return,
  Based on Market Value(4)           (13.94)%++     (2.44)%     10.96%      15.37%        18.83%       0.14%
-----------------------------------------------------------------------------------------------------------
Total Return,
  Based on Net Asset Value(4)       1.11.91 %++     (0.72)%     12.43%      12.65%        17.80%      (2.18)%
-----------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (Millions)          $   446       $   475     $   523     $   494       $   477     $   457
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                          1.13%+        1.17%       1.18%       1.20%         1.24%       1.24%
  Net investment income                9.53+         9.03        9.19        9.89          9.74        9.96
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                  64%           84%         94%         61%           73%         62%
-----------------------------------------------------------------------------------------------------------
Market value, End of Period         $ 8.313       $10.438     $11.750     $11.625       $11.125     $10.500
===========================================================================================================

(1)   For the nine months ended November 30, 1999 (unaudited).
(2)   For the year ended February 29, 1996.
(3) The Manager has waived a portion of its fees for the nine months ended November 30, 1999. If such fees were not waived, the per share decrease in net investment income and acutal expense ratio would have been $0.00* and 1.18%+, respectively.
(4) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
*     Amount represents less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                Net Increase
                                                                     Net Realized                (Decrease)
                                                                    and Unrealized              in Net Assets
                      Investment           Net Investment             Gain (Loss)                   From
                        Income                 Income               on Investments               Operations
                -------------------------------------------------------------------------------------------------
Quarter                         Per                      Per                       Per                       Per
 Ended             Total       Share       Total        Share       Total         Share        Total        Share
=================================================================================================================
May 31,
    1997        $13,200,189    $0.31    $11,741,167    $0.27      $(5,289,541)   $(0.12)      $6,451,626    $0.15
August 31,
    1997         13,358,455     0.31     11,846,555     0.28       12,682,793      0.29       24,529,348     0.57
November 30,
    1997         12,745,541     0.29     11,250,534     0.26        1,354,794      0.03       12,605,328     0.29
February 28,
    1998         13,288,741     0.30     11,752,363     0.27        4,080,801      0.09       15,833,164     0.36
May 31,
    1998         12,823,273     0.29     11,293,219     0.26       (2,829,443)    (0.06)       8,463,776     0.19
August 31,
    1998         13,413,896     0.30     11,864,494     0.27      (36,436,763)    (0.83)     (24,572,269)   (0.56)
November 30,
    1998         12,226,853     0.28     10,852,489     0.25         (336,494)    (0.01)      10,515,995     0.24
February 28,
    1999         12,298,897     0.28     10,942,251     0.25      (10,362,335)    (0.23)         579,916     0.01
May 31,
    1999         12,214,442     0.28     10,822,682     0.25       (6,708,610)    (0.15)       4,114,072     0.09
August 31,
    1999         12,394,209     0.28     11,158,749     0.25      (16,122,251)    (0.36)      (4,963,502)   (0.11)
November 30,
    1999         12,460,713     0.28     11,152,594     0.25       (4,771,670)    (0.11)       6,380,924     0.14
=================================================================================================================

--------------------------------------------------------------------------------
FINANCIAL DATA (UNAUDITED)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                                                      Dividend
                           NYSE          Net Asset     Dividend     Reinvestment
                       Closing Price       Value         Paid           Price
================================================================================
March 31, 1997            $11.375          $11.29       $0.091         $11.35
April 30, 1997             11.500           11.26        0.091          11.22
May 31, 1997               11.625           11.47        0.091          11.45
June 30, 1997              11.750           11.62        0.091          11.65
July 31, 1997              12.000           11.84        0.091          11.69
August 31, 1997            11.875           11.77        0.091          11.76
September 30, 1997         12.000           11.94        0.091          11.90
October 31, 1997           11.750           11.82        0.091          11.78
November 30, 1997          12.125           11.78        0.091          11.76
December 31, 1997          12.313           11.82        0.091          11.80
January 31, 1998           12.500           11.89        0.091          11.82
February 28, 1998          11.750           11.87        0.091          11.87
March 31, 1998             11.563           11.90        0.086          11.62
April 30, 1998             11.375           11.84        0.086          11.51
May 31, 1998               11.438           11.81        0.086          11.53
June 30, 1998              11.625           11.74        0.086          11.55
July 31, 1998              11.438           11.76        0.086          11.50
August 31, 1998             9.750           10.99        0.086          10.58
September 30, 1998         11.000           10.83        0.086          10.73
October 31, 1998           10.688           10.42        0.086          10.34
November 30, 1998          10.750           10.97        0.086          10.79
December 31, 1998          10.250           10.85        0.084          10.34
January 29, 1999           10.250           10.94        0.084          10.26
February 28, 1999          10.438           10.73        0.084          10.40
March 31, 1999             10.438           10.77        0.084          10.34
April 30, 1999             10.313           10.88        0.084          10.35
May 31, 1999               10.188           10.57        0.084          10.35
June 30, 1999              10.188           10.41        0.084          10.23
July 31, 1999               9.813           10.36        0.081           9.66
August 31, 1999             9.250           10.21        0.081           9.28
September 30, 1999          8.875           10.10        0.081           8.77
October 31, 1999            8.688           10.01        0.081           8.87
November 30, 1999           8.313           10.12        0.081           8.31
================================================================================

--------------------------------------------------------------------------------
ADDITIONAL SHAREHOLDER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      On June 15, 1999, the annual meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

      1. To approve or disapprove for the Fund the election of Paul R. Hardin and George M. Pavia as Directors for a three-year period; and

      2. Ratification of the selection of KPMG LLP as the independent auditors of the Fund for the current fiscal year.

The results of the vote on Proposal 1 were as follows:

                                        % of            Votes          % of
Directors             Votes For      Shares Voted      Against      Shares Voted
================================================================================
Paul R. Hardin     41,714,321.538       98.82%       495,020.651        1.18%
George M. Pavia    41,705,900.031       98.80        503,442.158        1.20
================================================================================

      The results of the vote on Proposal 2 were as follows:

                  % of         Votes        % of          Votes         % of
Votes For      Shares Voted   Against    Shares Voted   Abstained   Shares Voted
================================================================================
41,717,710.000    98.83%    190,168.089      0.45%     301,464.100      0.72%
================================================================================

The following Directors, representing the balance of the Board of Directors, continue to serve as Directors: Paolo M. Cucchi and Heath B. McLendon.

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (UNAUDITED)
--------------------------------------------------------------------------------

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), formerly known as First Data Investor Services Group Inc., as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend-paying agent.

      If the Fund declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of Common Stock. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the Valuation Date (as defined below), Plan participants will be issued shares of Common Stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the Common Stock, then at 95% of the market value. The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the immediately preceding trading day.

      If the market price of the Common Stock is less than the net asset value of the Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with Smith Barney, as purchasing agent for Plan participants ("Purchasing Agent"), will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts (effective June 1, 1996, the Plan's Valuation Date changed from the payable date to the record date). If, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Purchasing Agent

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. PFPC will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payable date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

      PFPC will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by First Data on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Stock or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston Massachusetts 02266-8030 or by telephone at (800) 331-1710.

                              --------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                                                Managed
                                                HIGH INCOME    [GRAPHIC OMITTED]
                                                      PORTFOLIO INC.

Directors

Paolo M. Cucchi
Paul R. Hardin
Heath B. McLendon, Chairman
George M. Pavia

James J. Crisona, Emeritus
Alessandro C. di Montezemolo, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi
Vice President and
Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator

SSB Citi Fund Management LLC
388 Greenwich Street
New York, New York 10013

Transfer Agent

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian

PNC Bank, N.A.
17th and Chestnut Streets
Philadelphia, Pennsylvania 19103

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

This report is intended only for the shareholders of Managed High Income Portfolio Inc. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

FD0839 1/00